UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-121

Name of Registrant:	Vanguard Wellington Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2006 - May 31, 2007

Item 1:	Reports to Shareholders

Vanguard® Wellington™ Fund

> Semiannual Report

May 31, 2007

>	Vanguard Wellington Fund returned 8.2% for the six months ended May 31, 2007.

>	The fund topped both the gain of its index benchmark and the average return of peer funds.

>	Strong performers within Wellington’s stock portfolio were in the health care, materials, and utilities sectors. Technology stocks were another source of strength. The fund’s bond holdings had weak returns for the six months.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	9
Performance Summary	11
Financial Statements	12
About Your Fund’s Expenses	25
Glossary	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended May 31, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Wellington Fund
Investor Shares	VWELX	8.2%
Admiral™ Shares[1]	VWENX	8.2
Wellington Composite Index[2]		6.7
Average Mixed-Asset Target Growth Fund[3]		8.0

Your Fund’s Performance at a Glance
November 30, 2006–May 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellington Fund
Investor Shares	$33.76	$34.48	$0.500	$1.401
Admiral Shares	58.32	59.57	0.901	2.419

1	A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2	Weighted 65% Standard & Poor’s 500 Index and 35% Lehman U.S. Credit A or Better Index.
3	Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

During the fiscal half-year ended May 31, 2007, Vanguard Wellington Fund benefited from the generally strong performance of large-capitalization stocks. The fund’s Investor and Admiral Shares both returned 8.2%, ahead of the result for the fund’s composite benchmark and the average return of its peers. At the end of the fiscal period, the fund’s Investor Shares yielded 3.0%.

The fund’s holdings in the health care, materials, and utilities sectors made important contributions to overall performance. Technology stocks were another bright spot. Wellington’s pharmaceuticals holdings garnered particularly strong returns. Results for the fixed income portion of the fund were modestly negative, slightly below those for the benchmark.

Stocks were shaken early on but roared back in the second half

Despite a short-lived tumble in late February and a cooldown of the domestic economy, the broad U.S. stock market moved solidly upward over the six months. In the first half of the period, the broad market had a modest positive return, but the second half saw a solid advance.

U.S. stocks were buoyed by an unprecedented flurry of merger-and-acquisition activity, particularly within the private-equity sector. Mid-capitalization stocks were the market leaders, outpacing the gains of large- and small-cap issues. As had been the case for well over a year, international stocks outperformed

U.S. equities. Emerging markets again produced better gains than the developed markets of Europe and the Pacific.

Mixed economic news led to weak bond returns

Over the six months, the yields of longer-term bonds rose faster than those of short-term bonds. This caused the “inverted” yield curve—which had persisted for many months as long-term Treasury yields remained lower than shorter-term yields—to begin a return to its historical upward-sloping maturity/yield relationship. The Federal Reserve Board’s intimations of concern about the inflation outlook helped to push long-term rates higher. However, the Fed held its target federal funds rate at 5.25% throughout the period.

Money market instruments remained a bright spot in the fixed income universe, with the Citigroup 3-Month Treasury Bill Index—a proxy for money market yields—returning 2.5% for the half-year. The yield of the 3-month Treasury bill fell to 4.7% from its initial 5.0%. The broad taxable bond market returned 0.7% for the period, while municipal bonds posted a return of 0.3%.

The fund’s stock holdings excelled across a variety of sectors

Wellington Fund’s stock portfolio is largely made up of companies that the fund’s advisor, Wellington Management Company, LLP, deems undervalued when it purchases them. Over the past six months, this focus on out-of-favor stocks once again proved fruitful, as the fund’s equity portion returned 12.6%.

Market Barometer
			Total Returns
		Periods Ended May 31, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	10.7%	22.9%	10.1%
Russell 2000 Index (Small-caps)	8.4	18.9	13.1
Dow Jones Wilshire 5000 Index (Entire market)	10.5	22.5	10.7
MSCI All Country World Index ex USA (International)	15.1	28.9	18.7

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	0.7%	6.7%	4.7%
Lehman Municipal Bond Index	0.3	4.8	4.9
Citigroup 3-Month Treasury Bill Index	2.5	5.1	2.6

CPI
Consumer Price Index	3.2%	2.7%	3.0%

1	Annualized.

The four largest sectors in the stock portfolio were financials, energy, industrials, and health care, which represented about 55% of the fund’s equity assets on average during the period. With the exception of financials, all four sectors delivered double-digit returns during the six months. The leading performer in this quartet was the fund’s health care position, which returned almost 17%. Wellington’s smaller positions in the materials, utilities, and telecommunications sectors also provided a real lift.

Among health care stocks, the fund enjoyed especially good results from large pharmaceuticals companies such as Abbott Laboratories, Schering-Plough, and Bristol-Myers Squibb. In the materials sector, firms as diverse as DuPont (chemicals), Alcoa (aluminum), and Weyerhaeuser (forest products) made strong contributions. Within the utilities sector, Exelon, a top-ten holding, and FPL, the Florida power company, were robust performers.

Wellington’s fixed income portfolio, representing roughly 32% of the fund’s assets, consists of investment-grade corporate and U.S. government bonds. The semiannual period was a tough one for bonds in general, and the portfolio returned –0.1% for the six months, slightly behind the 0.2% return for the Lehman U.S. Credit A or Better Index.

Annualized Expense Ratios[1]
Your fund compared with its peer group
			Average
			Mixed-Asset
	Investor	Admiral	Target Growth
	Shares	Shares	Fund
Wellington Fund	0.29%	0.17%	1.17%

1	Fund expense ratios reflect the six months ended May 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

A balanced strategy positions you for the long term

As seasoned investors realize, there’s no way to know what will happen in the stock market tomorrow, much less next month or next year. What’s the best strategy to follow when the markets remain uncertain?

As we often counsel, the best way to put together a long-term investment program is to select a diversified mix of stock, bond, and money market mutual funds that fits your goals, time horizon, and tolerance for risk. A balanced portfolio is unlikely to deliver the best (or the worst) short-term returns, but it helps you to reap the rewards of the markets’ best-performing assets while muting the impact of the worst-performing ones.

Over time, the Wellington Fund’s balanced and diversified approach has proved its value. With its low expenses and long-term focus on value investing, the fund can play an important role in a well-crafted investment plan.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

June 11, 2007

A Change in the Way We List Fund Holdings

As you will see when you turn to the Financial Statements, the list of the fund’s investments is shorter than it used to be. This is because the Securities and Exchange Commission now permits mutual fund companies to publish an abbreviated list of fund holdings in semiannual and annual reports.

•	The Statement of Net Assets now lists the fund’s 50 largest holdings, along with any other holdings that, in total for any issuer, represent 1% or more of the fund’s net assets.
•

If you want to see a complete list of your fund’s securities, you can find it on our website at www.vanguard.com and at the SEC’s website (www.sec.gov). Or you can call us at 800-662-7447 to request a copy of the list.

We think the SEC decision is good news for the shareholders, because it allows us to highlight essential information while also helping us to save money for you. The list in this report focuses on the securities that are most important to the fund and excludes details about smaller holdings that have minimal impact on performance. And because the list is so much shorter, the fund will see substantial savings in printing and mailing costs and in the amount of paper we use.

Our reports continue to include the Fund Profiles, which provide an excellent overall snapshot of your fund and its top holdings.

Advisor’s Report

Vanguard Wellington Fund returned 8.2% during the fiscal half-year that ended May 31, 2007. This performance exceeded both the average return for peer funds and the return for the benchmark composite index, which is weighted 65% in large-capitalization stocks and 35% in high-quality corporate bonds.

The investment environment

Stocks advanced 10.3% during the six-month period, as measured by the Standard & Poor’s 500 Index. Global growth stayed strong across both developed and emerging markets. The U.S. market remained surprisingly positive with strong durable goods orders and a healthy employment picture, which overcame weakness in housing and capital expenditures, slower earnings growth, and rising fuel costs.

U.S. interest rates rose steadily, reducing some of the yield-curve inversion that had been in place for several quarters. Expectations of a rate cut by year-end dwindled as the Federal Reserve Board remained concerned about inflation risk. Bond market volatility was generally subdued, falling to an all-time low in the middle of May. Corporate bonds outperformed comparable Treasury securities during the period, but the margin was modest, reflecting the narrow yield spreads.

Our successes

Stock selection in the health care, information technology, and materials sectors drove the strong performance of our equity portfolio. A further boost came from our overweighting in the materials and telecommunication services sectors and our underweight position in the information technology sector. Top individual contributors during the period included AT&T in telecommunication services, Exelon in utilities, and Alcoa and Companhia Vale do Rio Doce in materials.

Shares of Exelon, the largest U.S. utility by market value, climbed as a result of the increasing likelihood that the United States would impose caps on carbon emissions. We continue to favor Exelon because of its valuable nuclear power-producing assets and because we see potential for higher dividend payouts and increased share buybacks. Several factors led to Alcoa’s rise: better-than-expected results from the company’s engineering products division, solid aluminum pricing, and investors’ belief that the company would be subject to a takeover bid.

Several health care holdings, including Schering-Plough, Abbott Laboratories, and Bristol-Myers Squibb, helped lift the fund’s performance during the period. Schering-Plough’s stock price rose on news of the company’s proposed acquisition of

Organon Biosciences, a pharmaceutical company that focuses on women’s health, neuroscience, and animal health products. Investors approved this strategic move because it should help diversify Schering-Plough’s product portfolio and strengthen its animal health business.

Finally, capital-goods holding Deere & Co. gained as a result of the tight supply of corn and wheat, driven by the demand for biofuels. Deere is well-positioned to take advantage should China become a net importer of agricultural commodities.

Within the fixed income portion of the fund, our security selection in the corporate sector boosted results during the period. We avoided some of the issuers exposed to private-equity takeovers, the resulting increase in leverage on their balance sheets, and the inevitable downgrade in credit quality by the rating agencies. We also fared well by investing in a handful of BBB-rated securities for which events and conditions favored bondholders. Examples include our holdings in DaimlerChrysler, where a spinoff of Chrysler would be a positive credit event, and exposure to utility bonds, where our interests are secured by the collateral of the power plants being financed.

Our shortfalls

The largest detractor to performance during the period was our stock selection in the energy and telecommunication services sectors. Within energy, BP shares fell because of production shortfalls and rising equipment costs. BP also ramped up spending on safety after being criticized for its record at American refineries. Other individual detractors included Motorola, Bank of America, and the retailer Limited Brands.

Although the fixed income portfolio had a modestly short duration posture during the period, our underweighting in the better-performing corporate sector produced a rather unexciting result relative to the Lehman benchmark. Over the last six months, we found the corporate sector unattractive, given the narrow yield-spread advantage, but the market continued to favor corporate instruments as the economic environment remained benign. Our exposure to AAA-rated commercial mortgage-backed securities detracted from returns; however, we continue to favor these securities over corporate bonds.

The fund’s positioning

We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in stocks for which business fundamentals are poised to improve. As always, an above-average dividend is central to our stock-selection process.

Our strategy is focused on identifying industries in which there is a favorable outlook for the balance between supply and demand. For example, the telecommunication services industry has now thoroughly consolidated, and demand is starting to grow nicely. We also find media stocks attractive at current valuations. Consumers appear to represent the most vulnerable segment of the U.S. economy, because of high oil prices and the softening housing market. At the end of the period, the fund was overweighted in the energy, materials, and utilities sectors, and underweighted in the technology, financials, and consumer discretionary sectors.

In the fixed income market, we continue to find corporate bonds, particularly those at the lower end of the quality range, unattractive, and we therefore remain underweighted in these issues. Although we have been early in making this judgment, we continue to feel it is correct. Yield spreads may not widen immediately, but they will widen, and we prefer to have the portfolio appropriately positioned well in advance.

Edward P. Bousa, CFA, Senior Vice

President and Equity Manager

John C. Keogh, Senior Vice

President and Fixed Income Manager

Wellington Management Company, LLP

June 12, 2007

Equity Portfolio Changes
Six Months Ended May 31, 2007

Additions	Comments
ING	The company is well-positioned to deliver strong organic
growth in both the insurance and banking segments.
Staples	We initiated a position because of strong growth in the
business-delivery market segment.
Honda	This Japanese automaker has a strong product pipeline.

Deletions
Motorola	We were concerned about a lack of product pipeline after
the RAZR phone.
First Data	The firm was taken private.
BP	We had concerns regarding the company’s reserve
replacement capabilities.

Fund Profile

As of May 31, 2007

Total Fund Characteristics

Yield
Investor Shares	3.0%
Admiral Shares	3.1%
Turnover Rate	25%[1]
Expense Ratio
Investor Shares	0.29%[1]
Admiral Shares	0.17%[1]
Short-Term Reserves	1%

Sector Diversification (% of equity portfolio)
	Comparative		Broad
	Fund	Index[2]	Index[3]
Consumer Discretionary	8%	10%	12%
Consumer Staples	10	9	8
Energy	15	11	10
Financials	18	21	22
Health Care	11	12	11
Industrials	12	11	11
Information Technology	8	15	15
Materials	7	3	4
Telecommunication Services	5	4	3
Utilities	6	4	4

Total Fund Volatility Measures[4]
	Fund Versus	Fund Versus
	Composite Index[5]	Broad Index
R-Squared	0.87	0.80
Beta	0.95	0.54

Ten Largest Stocks[6] (% of equity portfolio)

AT&T Inc.	integrated telecommunication services	3.7%
General Electric Co.	industrial conglomerates	2.8
Bank of America Corp.	diversified financial services	2.7
Citigroup, Inc.	diversified financial services	2.6
Chevron Corp.	integrated oil and gas	2.4
ExxonMobil Corp.	integrated oil and gas	2.3
Total SA ADR	integrated oil and gas	2.2
International Business Machines Corp.	computer hardware	2.2
Exelon Corp.	electric utilities	2.2
Eli Lilly & Co.	pharmaceuticals	2.1
Top Ten		25.2%
Top Ten as % of Total Net Assets		16.8%

Fund Asset Allocation

1	Annualized.
2	S&P 500 Index.
3	Dow Jones Wilshire 5000 Index.
4	For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 27 and 28.
5	Wellington Composite Index, weighted 65% S&P 500 Index and 35% Lehman U.S. Credit A or Better Index.
6	“Ten Largest Stocks” excludes any temporary cash investments and equity index products.

Equity Characteristics
	Comparative		Broad
	Fund	Index[1]	Index[2]
Number of Stocks	109	500	4,906
Median Market Cap	$66.3B	$62.0B	$33.8B
Price/Earnings Ratio	15.6x	17.4x	18.6x
Price/Book Ratio	2.9x	3.0x	2.9x
Dividend Yield	2.2%	1.8%	1.6%
Return on Equity	19.9%	19.4%	18.2%
Earnings Growth Rate	18.3%	20.8%	20.8%
Foreign Holdings	12.0%	0.0%	0.0%

Fixed Income Characteristics
	Comparative		Broad
	Fund	Index[3]	Index[4]
Number of Bonds	476	1,913	8,800
Yield to Maturity	5.7%[5]	5.6%	5.6%
Average Coupon	5.6%	5.6%	5.4%
Average Effective
Maturity	8.9 years	9.2 years	7.1 years
Average Quality[6]	Aa3	Aa3	Aa1
Average Duration	5.8 years	5.8 years	4.7 years

Sector Diversification[7](% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	13%
Finance	31
Foreign	7
Government Mortgage-Backed	8
Industrial	28
Treasury/Agency	5
Utilities	6
Other	2

Distribution by Credit Quality[6](% of fixed income portfolio)

Aaa	32%
Aa	25
A	29
Baa	10
Ba	0
B	0
Other	4

Equity Investment Focus

Fixed Income Investment Focus

1	S&P 500 Index.
2	Dow Jones Wilshire 5000 Index.
3	Lehman U.S. Credit A or Better Index.
4	Lehman U.S. Aggregate Bond Index.
5	Before expenses.
6	Moody’s Investors Service.
7	The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

See pages 27 and 28 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 1996–May 31, 2007

		Wellington Fund		Composite
		Investor Shares		Index[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1997	14.2%	4.4%	18.6%	21.6%
1998	9.6	4.2	13.8	20.1
1999	–0.5	4.1	3.6	11.0
2000	2.6	4.3	6.9	–0.1
2001	3.8	3.8	7.6	–3.4
2002	–7.4	3.1	–4.3	–8.1
2003	9.6	3.3	12.9	12.7
2004	10.3	3.1	13.4	9.9
2005	5.7	3.2	8.9	6.4
2006	11.2	3.5	14.7	11.3
2007[2]	6.5	1.7	8.2	6.7

Average Annual Total Returns: Periods Ended March 31, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	7/1/1929	12.90%	8.49%	6.24%	3.63%	9.87%
Admiral Shares	5/14/2001	13.02	8.62	4.57[3]	3.45[3]	8.02[3]

1	Weighted 65% S&P 500 Index and 35% Lehman Long Credit AA or Better Index through February 29, 2000, and 65% S&P 500 Index and 35% Lehman U.S. Credit A or Better Index thereafter.
2	Six months ended May 31, 2007.
3	Return since inception.

Note: See Financial Highlights tables on pages 20 and 21 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of May 31, 2007

This Statement summarizes the fund’s holdings by asset type (common stocks, bonds, etc.) and by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com® and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Comcast Corp. Class A	17,419,100	477,458	1.0%
McDonald’s Corp.	8,755,400	442,585	0.9%
Time Warner, Inc.	14,384,100	307,388	0.6%
† Other—Consumer Discretionary		1,446,588	2.9%
		2,674,019	5.4%
Consumer Staples
Wal-Mart Stores, Inc.	11,578,200	551,122	1.1%
Altria Group, Inc.	6,206,800	441,303	0.9%
PepsiCo, Inc.	5,397,200	368,791	0.7%
The Procter & Gamble Co.	5,692,575	361,763	0.7%
Nestle SA ADR Reg	3,505,300	341,416	0.7%
Kimberly-Clark Corp.	4,808,600	341,218	0.7%
† Other—Consumer Staples		1,034,869	2.1%
		3,440,482	6.9%
Energy
Chevron Corp.	9,763,100	795,595	1.6%
ExxonMobil Corp.	9,195,200	764,765	1.5%
Total SA ADR	9,809,900	740,157	1.5%
ConocoPhillips Co.	6,813,263	527,551	1.1%
EnCana Corp.	7,231,304	444,002	0.9%
Royal Dutch Shell PLC ADR Class A	5,916,010	439,560	0.9%
XTO Energy, Inc.	4,790,000	277,868	0.6%
Schlumberger Ltd.	3,404,800	265,132	0.5%
† Other—Energy		654,316	1.3%
		4,908,946	9.9%
Financials
Bank of America Corp.	17,663,999	895,741	1.8%
Citigroup, Inc.	15,662,400	853,444	1.7%
UBS AG (New York Shares)	7,843,600	511,716	1.0%

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Muenchener Rueckversicherungs-
Gesellschaft AG (Registered)	2,041,029	384,230	0.8%
American International Group, Inc.	5,285,800	382,375	0.8%
State Street Corp.	5,565,000	379,923	0.8%
ACE Ltd.	6,108,800	376,119	0.7%
Merrill Lynch & Co., Inc.	3,204,700	297,172	0.6%
The Hartford Financial Services Group Inc.	2,752,200	283,944	0.6%
Freddie Mac	3,934,500	262,785	0.5%
† Other—Financials		1,240,080	2.5%
		5,867,529	11.8%
Health Care
Eli Lilly & Co.	11,812,400	692,443	1.4%
Abbott Laboratories	10,834,800	610,541	1.2%
Schering-Plough Corp.	17,379,100	568,992	1.1%
Medtronic, Inc.	8,729,300	464,137	0.9%
Bristol-Myers Squibb Co.	14,225,200	431,166	0.9%
Wyeth	4,730,200	273,595	0.6%
AstraZeneca Group PLC ADR	4,968,200	264,209	0.5%
† Other—Health Care		444,053	0.9%
		3,749,136	7.5%
Industrials
General Electric Co.	24,908,700	936,069	1.9%
Deere & Co.	4,748,500	572,052	1.1%
Canadian National Railway Co.	9,038,800	493,428	1.0%
Waste Management, Inc.	9,108,800	352,237	0.7%
† Other—Industrials		1,517,442	3.1%
		3,871,228	7.8%
Information Technology
International Business Machines Corp.	6,935,200	739,292	1.5%
Accenture Ltd.	8,937,200	365,889	0.8%
Microsoft Corp.	10,865,200	333,236	0.7%
† Other—Information Technology		1,321,654	2.6%
		2,760,071	5.6%
Materials
E.I. du Pont de Nemours & Co.	8,311,800	434,873	0.9%
Alcoa Inc.	10,484,300	432,792	0.9%
† Other—Materials		1,396,448	2.8%
		2,264,113	4.6%
Telecommunication Services
AT&T Inc.	29,887,185	1,235,536	2.5%
Verizon Communications Inc.	8,178,400	356,006	0.7%
		1,591,542	3.2%
Utilities
Exelon Corp.	9,205,400	718,021	1.4%
FPL Group, Inc.	5,489,000	350,912	0.7%
Dominion Resources, Inc.	3,133,200	277,570	0.6%
TXU Corp.	4,004,200	270,083	0.5%
† Other—Utilities		344,086	0.7%
		1,960,672	3.9%
Total Common Stocks (Cost $21,448,176)		33,087,738	66.6%

Face	Market	Percentage
Maturity	Amount	Value•	of Net
Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
U.S. Treasury Inflation–Indexed Note	3.500%	1/15/11	258,275	315,542	0.6%
†	Other—U.S. Government Securities	162,032	0.3%
477,574	0.9%
Agency Bonds and Notes
1	Federal Home Loan Mortgage Corp.	5.125%	4/18/11	250,000	249,782	0.5%
†	Other—Agency Bonds and Notes	155,416	0.3%
405,198	0.8%
Mortgage-Backed Securities
Conventional Mortgage-Backed Securities
2	Government National
Mortgage Assn.	5.000%–8.000%	6/15/17–4/15/36	1,231,432	1,204,622	2.4%
†	Other—Conventional
Mortgage-Backed Securities	64,196	0.2%
Nonconventional Mortgage-Backed Securities
[1,2]	Federal Home Loan
Mortgage Corp.	4.000%	3/15/19–9/15/19	68,295	61,616	0.1%
2	Government National Mortgage Assn.	5.500%	6/16/23	19,858	19,632	0.0%
†	Other—Nonconventional
Mortgage-Backed Securities	80,449	0.2%
1,430,515	2.9%
Total U.S. Government and Agency Obligations (Cost $2,360,779)	2,313,287	4.6%
Corporate Bonds
† Asset-Backed/Commercial Mortgage-Backed Securities	1,971,810	4.0%

Finance
Banking
Bank of America Corp.	4.375%–6.000%	2/15/09–10/15/36	179,180	172,546	0.3%
Citicorp	6.375%	11/15/08	15,000	15,192	0.0%
Citigroup, Inc.	4.625%–6.625%	8/3/10–8/25/36	124,400	127,972	0.3%
†	Other—Banking	1,672,762	3.4%
†	Brokerage	616,961	1.2%
Finance Companies
3	FGIC Corp.	6.000%	1/15/34	14,635	14,300	0.0%
General Electric
Capital Corp.	5.400%–8.125%	2/22/11–3/15/32	184,400	192,043	0.4%
International Lease
Finance Corp.	5.400%	2/15/12	50,000	49,547	0.1%
†	Other—Finance Companies	451,234	0.9%
Insurance
3	AIG SunAmerica
Global Financing VI	6.300%	5/10/11	60,000	61,779	0.2%
American
International Group, Inc.	4.700%–6.250%	10/1/10–3/15/37	58,440	56,883	0.1%
†	Other—Insurance	1,243,567	2.5%
†	Real Estate Investment Trusts	164,606	0.3%
†	Finance—Other	49,574	0.1%
4,888,966	9.8%

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
Industrial
†	Basic Industry				279,066	0.6%
	Capital Goods
	Deere & Co.	7.125%	3/3/31	25,000	28,340	0.0%
	John Deere Capital Corp.	5.100%	1/15/13	40,000	39,196	0.1%
†	Other—Capital Goods				486,486	1.0%
	Communications
	AT&T Inc.	4.125%–6.800%	9/15/09–5/15/36	127,655	127,486	0.3%
	Chesapeake & Potomac
	Telephone Co.	7.150%	5/1/23	10,000	10,360	0.0%
	Verizon
	Communications Corp.	5.500%–5.550%	2/15/16–4/1/17	70,000	68,795	0.1%
	Verizon Global Funding Corp.	4.375%–6.875%	6/15/12–9/15/35	87,000	86,376	0.2%
†	Other—Communications				417,818	0.9%
	Consumer Cyclicals
	Wal-Mart Stores, Inc.	4.125%–6.875%	8/10/09–9/1/35	70,000	66,817	0.1%
†	Other—Consumer Cyclicals				823,636	1.7%
	Consumer Noncyclicals
	Abbott Laboratories	4.350%–5.600%	5/15/11–3/15/14	45,500	43,573	0.1%
	Eli Lilly & Co.	6.000%	3/15/12	45,000	46,328	0.1%
	Medtronic Inc.	4.375%–4.750%	9/15/10–9/15/15	39,235	37,450	0.1%
	Schering-Plough Corp.	5.550%	12/1/13	35,000	35,280	0.1%
†	Other—Consumer Noncyclicals				1,126,803	2.2%
	Energy
	ChevronTexaco Capital Co.	3.500%	9/17/07	27,190	27,041	0.0%
	Conoco Funding Co.	6.350%	10/15/11	30,000	31,138	0.1%
	Phillips Petroleum Co.	9.375%	2/15/11	20,000	22,606	0.0%
†	Other—Energy				81,822	0.2%
	Technology
	International Business
	Machines Corp.	5.875%–8.375%	11/1/19–11/29/32	50,000	55,669	0.1%
†	Other—Technology				203,172	0.4%
†	Transportation				205,181	0.4%
†	Industrial—Other				55,247	0.1%
					4,405,686	8.9%
Utilities
	Electric
	Commonwealth Edison Co.	5.950%	8/15/16	23,120	23,066	0.0%
	Exelon Generation Co. LLC	6.950%	6/15/11	50,000	52,128	0.1%
†	Other—Electric				681,758	1.4%
†	Natural Gas				141,004	0.3%
†	Utilities—Other				37,189	0.1%
					935,145	1.9%
Total Corporate Bonds (Cost $12,315,027)					12,201,607	24.6%

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
† Sovereign Bonds (U.S. Dollar-Denominated) (Cost $1,107,247)				1,078,165	2.2%
† Taxable Municipal Bonds (Cost $394,697)				397,674	0.8%
Temporary Cash Investments
Repurchase Agreement
Goldman, Sachs & Co. (Dated 5/31/07,
Repurchase Value $324,948,000,
collateralized by Federal Home Loan
Mortgage Corp. 4.000%–7.500%,
12/1/18–5/1/37, Federal National
Mortgage Assn. 4.000%–8.000%,
3/1/15–5/1/37)	5.310%	6/1/07	324,900	324,900	0.6%

† U.S. Agency Obligation				99,915	0.2%
Total Temporary Cash Investments (Cost $424,815)				424,815	0.8%
Total Investments (Cost $38,050,741)				49,503,286	99.6%
Other Assets and Liabilities
Other Assets—Note C				376,892	0.8%
Liabilities				(191,026)	(0.4%)
				185,866	0.4%
Net Assets				49,689,152	100.0%

At May 31, 2007, net assets consisted of:[4]
Amount
($000)
Paid-in Capital	37,178,537
Undistributed Net Investment Income	265,537
Accumulated Net Realized Gains	792,524
Unrealized Appreciation
Investment Securities	11,452,545
Foreign Currencies	9
Net Assets	49,689,152

Investor Shares—Net Assets
Applicable to 908,035,480 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	31,309,404
Net Asset Value Per Share—Investor Shares	$34.48

Admiral Shares—Net Assets
Applicable to 308,563,669 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	18,379,748
Net Asset Value Per Share—Admiral Shares	$59.57

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1

The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3

Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2007, the aggregate value of these securities was $1,604,609,000, representing 3.2% of net assets.

4	See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

Statement of Operations

Six Months Ended
May 31, 2007
($000)
Investment Income
Income
Dividends[1]	362,432
Interest	429,843
Security Lending	2,372
Total Income	794,647
Expenses
Investment Advisory Fees—Note B
Basic Fee	11,051
Performance Adjustment	2,794
The Vanguard Group—Note C
Management and Administrative
Investor Shares	31,430
Admiral Shares	7,939
Marketing and Distribution
Investor Shares	3,189
Admiral Shares	1,399
Custodian Fees	223
Shareholders’ Reports
Investor Shares	282
Admiral Shares	21
Trustees’ Fees and Expenses	30
Total Expenses	58,358
Expenses Paid Indirectly—Note D	(242)
Net Expenses	58,116
Net Investment Income	736,531
Realized Net Gain (Loss)
Investment Securities Sold	792,729
Foreign Currencies	(306)
Realized Net Gain (Loss)	792,423
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,210,255
Foreign Currencies	(27)
Change in Unrealized Appreciation (Depreciation)	2,210,228
Net Increase (Decrease) in Net Assets Resulting from Operations	3,739,182

1	Dividends are net of foreign withholding taxes of $9,570,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	736,531	1,301,162
Realized Net Gain (Loss)	792,423	2,008,324
Change in Unrealized Appreciation (Depreciation)	2,210,228	2,438,104
Net Increase (Decrease) in Net Assets Resulting from Operations	3,739,182	5,747,590
Distributions
Net Investment Income
Investor Shares	(443,607)	(838,099)
Admiral Shares	(256,067)	(442,134)
Realized Capital Gain[1]
Investor Shares	(1,219,714)	(811,700)
Admiral Shares	(660,285)	(390,028)
Total Distributions	(2,579,673)	(2,481,961)
Capital Share Transactions—Note G
Investor Shares	1,268,853	1,104,904
Admiral Shares	2,091,736	2,222,170
Net Increase (Decrease) from Capital Share Transactions	3,360,589	3,327,074
Total Increase (Decrease)	4,520,098	6,592,703
Net Assets
Beginning of Period	45,169,054	38,576,351
End of Period[2]	49,689,152	45,169,054

1

Includes fiscal 2007 and 2006 short-term gain distributions totaling $179,814,000 and $80,197,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2	Net Assets—End of Period includes undistributed net investment income of $265,537,000 and $228,986,000.

Financial Highlights

Investor Shares

	Six Months
	Ended
For a Share Outstanding	May 31,		Year Ended November 30,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$33.76	$31.34	$30.54	$27.69	$25.27	$28.41
Investment Operations
Net Investment Income	.514	.982	.886	.865	.77	.837
Net Realized and Unrealized Gain (Loss)
on Investments	2.107	3.392	1.718	2.800	2.42	(1.986)
Total from Investment Operations	2.621	4.374	2.604	3.665	3.19	(1.149)
Distributions
Dividends from Net Investment Income	(.500)	(.980)	(.895)	(.815)	(.77)	(.870)
Distributions from Realized Capital Gains	(1.401)	(.974)	(.909)	—	—	(1.121)
Total Distributions	(1.901)	(1.954)	(1.804)	(.815)	(.77)	(1.991)
Net Asset Value, End of Period	$34.48	$33.76	$31.34	$30.54	$27.69	$25.27

Total Return	8.15%	14.69%	8.86%	13.44%	12.94%	–4.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$31,309	$29,318	$26,074	$27,503	$23,108	$20,007
Ratio of Total Expenses to
Average Net Assets[1]	0.29%*	0.30%	0.29%	0.31%	0.36%	0.36%
Ratio of Net Investment Income to
Average Net Assets	3.11%*	3.10%	2.93%	2.99%	3.00%	3.18%
Portfolio Turnover Rate	25%*	25%	24%	24%	28%	25%

1	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, 0.01%, and 0.01%.
*	Annualized.

Admiral Shares

	Six Months
	Ended
For a Share Outstanding	May 31,		Year Ended November 30,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$58.32	$54.15	$52.76	$47.84	$43.66	$49.08
Investment Operations
Net Investment Income	.923	1.768	1.61	1.561	1.383	1.494
Net Realized and Unrealized Gain (Loss)
on Investments	3.647	5.849	2.97	4.831	4.183	(3.425)
Total from Investment Operations	4.570	7.617	4.58	6.392	5.566	(1.931)
Distributions
Dividends from Net Investment Income	(.901)	(1.765)	(1.62)	(1.472)	(1.386)	(1.552)
Distributions from Realized Capital Gains	(2.419)	(1.682)	(1.57)	—	—	(1.937)
Total Distributions	(3.320)	(3.447)	(3.19)	(1.472)	(1.386)	(3.489)
Net Asset Value, End of Period	$59.57	$58.32	$54.15	$52.76	$47.84	$43.66

Total Return	8.23%	14.82%	9.02%	13.57%	13.09%	–4.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,380	$15,851	$12,503	$5,392	$3,878	$2,922
Ratio of Total Expenses to
Average Net Assets[1]	0.17%*	0.17%	0.15%	0.17%	0.23%	0.26%
Ratio of Net Investment Income to
Average Net Assets	3.23%*	3.23%	3.09%	3.13%	3.12%	3.30%
Portfolio Turnover Rate	25%*	25%	24%	24%	28%	25%

1	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, 0.01%, and 0.01%.
*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Credit A or Better Bond Index. For the six months ended May 31, 2007, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets before an increase of $2,794,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2007, the fund had contributed capital of $4,344,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 4.34% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 2007, these arrangements reduced the fund’s management and administrative expenses by $187,000 and custodian fees by $55,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended May 31, 2007, the fund realized net foreign currency losses of $306,000, which decreased distributable net income for tax purposes; accordingly such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At May 31, 2007, the cost of investment securities for tax purposes was $38,050,741,000. Net unrealized appreciation of investment securities for tax purposes was $11,452,545,000, consisting of unrealized gains of $11,867,766,000 on securities that had risen in value since their purchase and $415,221,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended May 31, 2007, the fund purchased $6,323,937,000 of investment securities and sold $3,945,872,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,009,880,000 and $1,693,777,000, respectively.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	May 31, 2007		November 30, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,404,362	72,816	4,041,031	128,182
Issued in Lieu of Cash Distributions	1,618,427	49,871	1,596,982	51,935
Redeemed	(2,753,936)	(83,143)	(4,533,109)	(143,551)
Net Increase (Decrease)—Investor Shares	1,268,853	39,544	1,104,904	36,566
Admiral Shares
Issued	2,201,271	38,398	2,912,397	53,262
Issued in Lieu of Cash Distributions	855,379	15,262	768,878	14,470
Redeemed	(964,914)	(16,901)	(1,459,105)	(26,834)
Net Increase (Decrease)—Admiral Shares	2,091,736	36,759	2,222,170	40,898

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning December 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended May 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellington Fund	11/30/2006	5/31/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,081.51	$1.50
Admiral Shares	1,000.00	1,082.32	0.88
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.49	$1.46
Admiral Shares	1,000.00	1,024.08	0.86

1

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.29% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 25 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board,
Trustee since May 1987;	Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc.,
Chairman of the Board and	and of each of the investment companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro
Trustee since January 2001	bono ventures in education); Senior Advisor to Greenwich Associates
147 Vanguard Funds	(international business strategy consulting); Successor Trustee of Yale
Overseen	University; Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for Biomedical Research.
Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief
Trustee since December 2001[2]	Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the
147 Vanguard Funds	American Chemistry Council;Director of Tyco International, Ltd. (diversified
Overseen	manufacturing and services) since 2005;Trustee of Drexel University and of the Chemical Heritage Foundation.
Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the
Trustee since June 2006	University of Pennsylvania since 2004; Professor in the School of Arts and
147 Vanguard Funds Overseen	Sciences, Annenberg School for Communication, and Graduate School of
Education of the University of Pennsylvania since 2004; Provost (2001–
2004) and Laurance S. Rockefeller Professor of Politics and the University
Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce
since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President
Trustee since July 1998	and Chief Global Diversity Officer since 2006, Vice President and Chief
147 Vanguard Funds Overseen	Information Officer (1997–2005), and Member of the Executive Committee of
Johnson &Johnson (pharmaceuticals/consumer products); Director of the
University Medical Center at Princeton and Women’s Research and Education
Institute.
André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of
Trustee since December 2004	Finance and Banking, Harvard Business School; Senior Associate Dean, Director
147 Vanguard Funds Overseen	of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm)
since 2005.
Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief
Trustee since January 1993	Executive Officer, and Director of NACCO Industries, Inc. (forklift
147 Vanguard Funds Overseen	trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief
Trustee since April 1985	Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc.
147 Vanguard Funds Overseen	(diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution);
Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The
Secretary since July 2005	Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group
147 Vanguard Funds Overseen	since 2005; Secretary of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2005; Principal of The
Vanguard Group (1997–2006).
Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard
Treasurer since July 1998	Group, Inc.;Treasurer of each of the investment companies served by The
147 Vanguard Funds Overseen	Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Admiral, Connect with
Vanguard, Wellington, and the ship logo are trademarks
Direct Investor Account Services > 800-662-2739	of The Vanguard Group, Inc.

All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People	All comparative mutual fund data are from Lipper Inc.
with Hearing Impairment > 800-952-3335	or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
This material may be used in conjunction	Vanguard at 800-662-2739. They are also available from
with the offering of shares of any Vanguard	the SEC’s website, www.sec.gov. In addition, you may
fund only if preceded or accompanied by	obtain a free report on how your fund voted the proxies
the fund’s current prospectus.	for securities it owned during the 12 months ended
June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington,
D.C.To find out more about this public service, call the
SEC at 202-551-8090. Information about your fund is
also available on the SEC’s website, and you can
receive copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q212 072007

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	July 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	July 20, 2007

VANGUARD WELLINGTON FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	July 20, 2007

*By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.